Inventories	12 Months Ended
Dec. 31, 2017
Statement [line items]
Inventories
13. Inventories
(USD millions)	2017	2016

Raw material, consumables	841	705

Work in progress	2 957	2 700

Finished products	3 069	2 850

Total inventories	6 867	6 255

The following table shows the amount of inventory recognized as an expense in “Cost of goods sold” in the consolidated income statements:
(USD billions)	2017	2016	2015

Cost of goods sold	– 10.3	– 10.3	– 10.5

The following table shows the recognized amount of inventory provisions and reversals of inventory provisions:
(USD millions)	2017	2016	2015

Inventory provisions	– 470	– 283	– 356

Reversals of inventory provisions	189	67	148

The reversals mainly result from the release of products initially requiring additional quality control inspections and from the reassessment of inventory values manufactured prior to regulatory approval but for which approval was subsequently received.